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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                DECEMBER 2, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                              --------------------



                         WHEELABRATOR TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-14246                                        22-2678047
 (COMMISSION FILE NUMBER)                            (IRS EMPLOYER
                                                  IDENTIFICATION NO.)

              4 LIBERTY LANE WEST, HAMPTON, NEW HAMPSHIRE               03842
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                (603) 929-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
================================================================================

Item 2. Acquisition or Disposition of Assets.


     On December 2, 1996, the registrant completed the disposition to United States Filter Corporation ("U.S. Filter") of its industrial water process, manufacturing and custom-engineered systems businesses (the "Businesses") for $369.6 million in cash. The purchase price was negotiated between the two parties. The registrant and U.S. Filter entered into an amended purchase and sale agreement, dated as of September 14, 1996 and an agreement and amendment, dated as of December 2, 1996, both of which are attached hereto as Exhibits 2.1 and 2.2, respectively. In conjunction with the sale, the parties also entered into a Business Development Agreement (see footnote (d) to the condensed consolidated balance sheet contained in Item 7(b)(i) herein). The businesses that were sold provide a broad range of water and wastewater engineering, technology and systems, including Wheelabrator's HPD, CPC Engineering, Johnson Screens, Wiesemann, Memtek, Westates Carbon, The Wheelabrator Corporation and Custom Engineered Systems businesses located in the United States, as well as Rossmark in The Netherlands, Darchet Engineering in Singapore, Sun Chi in Taiwan and additional subsidiaries in Australia, England, France, Japan, Germany and Spain.

Item 7.   Financial Statements, Pro Forma and Financial Information and
          Exhibits.

(a)  Not applicable

(b)  Pro Forma Financial Information

          The following pro forma financial information is filed with this report:

          (i) Wheelabrator Technologies Inc. and Subsidiaries Condensed Consolidated Balance Sheet and associated notes as of September 30, 1996 (Unaudited).

          (ii) Wheelabrator Technologies Inc. and Subsidiaries Condensed Consolidated Statement of Income and associated notes for the nine months ended September 30, 1996 (Unaudited).

          (iii) Wheelabrator Technologies Inc. and Subsidiaries Condensed Consolidated Statement of Income and associated notes for the year ended December 31, 1995 (Unaudited).

The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the financial position or results of operations of the Company that would have actually resulted had the transaction or share repurchases occurred as of the date or for the periods presented, or that may result in the future.

The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 1996, reflects the financial position of the Company after giving effect to the sale of the Company's industrial water process and manufacturing businesses, as discussed in Item 2, and assumes the disposition took place on September 30, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1995, and the nine months ended September 30, 1996, assume that the disposition occurred at the beginning of the period presented, and are based on the operations of the Company for the year ended December 31, 1995, and the nine months ended September 30, 1996. Such pro forma statements also reflect use of the sale proceeds to effect ratable share repurchases over the reporting periods.

The unaudited pro forma condensed consolidated financial statements should be read in conjuction with the historical financial statements and related notes of the Company for the year ended December 31, 1995, as filed on Form 10-K, and for the nine months ended September 30, 1996, as filed on Form 10-Q.

                WHEELABRATOR TECHNOLOGIES INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1996
                                (000s omitted)
                                  (unaudited)

                                                        Disposed
                                          Historical   Businesses(a)   Adjustments     Pro Forma
                                          -----------  -------------  --------------  -----------

Current assets                            $  392,464     $ (171,404)    $ 300,000(b)  $  521,060
Property, plant and equipment, net         1,613,692        (55,752)            -      1,557,940
Investments in affiliates                    644,046         (1,021)            -        643,025
Other assets                                 543,256       (158,601)            -        384,655
                                          ----------     ----------     ---------     ----------
  Total assets                            $3,193,458     $ (386,778)    $ 300,000     $3,106,680
                                          ==========     ==========     =========     ==========

Current liabilities                       $  419,976     $ (113,409)    $  14,000(c)  $  320,567
Long-term debt                               751,441           (448)            -        750,993
Deferred income taxes                        426,108           (754)            -        425,354
Other liabilities                            319,877        (12,760)       28,675(d)     335,792
                                          ----------     ----------     ---------     ----------
   Total liabilities                       1,917,402       (127,371)       42,675      1,832,706
                                          ----------     ----------     ---------     ----------

Capital in excess of par value               875,488       (230,767)      230,767        875,488
Treasury stock                              (438,011)            -              -       (438,011)
Retained earnings                            846,012        (25,421)       25,421        846,012
Other stockholders' equity                    (7,433)        (3,219)        1,137         (9,515)
                                          ----------     ----------     ---------     ----------
   Total stockholders' equity              1,276,056       (259,407)      257,325      1,273,974
                                          ----------     ----------     ---------     ----------
   Total liabilities and stockholders'
      equity                              $3,193,458     $ (386,778)    $ 300,000     $3,106,680
                                          ==========     ==========     =========     ==========

  See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

                WHEELABRATOR TECHNOLOGIES INC. AND SUBSIDIARIES
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                  (unaudited)



a) Represents the historical unaudited September 30, 1996, balances for the Businesses which are eliminated to reflect the sale to U.S. Filter.

b) Cash proceeds resulting from the sale of the Businesses, net of the estimated tax liability.

c) Current liabilities and direct costs associated with the sale including $5 million pursuant to the Business Development Agreement (see below).

d) Retained or estimated liabilities associated with the sale, including $20 million pursuant to the Business Development Agreement. The Business Development Agreement was entered into in conjunction with the sale. In accordance with the agreement, Wheelabrator will pay U.S. Filter $5 million each year through 2001. In return, U.S. Filter will promote the use of municipal biosolids, energy plant services and waste-to-energy development opportunities of Wheelabrator at the facilities of U.S. Filter's customers and to U.S. Filter's customer base.

                WHEELABRATOR TECHNOLOGIES INC. AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                     (000s omitted, except per share data)
                                  (unaudited)

                                                                       Disposed
                                                       Historical     Businesses (a)   Adjustments   Pro Forma
                                                       ----------     --------------   -----------   ---------

Revenue                                                $1,064,602      $(329,527)     $    -         $735,075

Operating expenses                                        738,855       (257,967)          -          480,888
Selling and administrative expenses                        92,534        (51,695)          -           40,839
Interest expense                                           43,134           (493)          -           42,641
Equity in earnings of affiliates                          (20,861)           (32)          -          (20,893)
Other, net                                                 (5,452)         1,103      (6,188)(b)      (10,537)
                                                       ----------      ---------      ------         --------
  Income before income taxes                              216,392        (20,443)      6,188          202,137
Income tax provision                                       77,946         (8,177)      2,475           72,244
                                                       ----------      ---------      ------         --------
  Income from continuing operations                    $  138,446      $ (12,266)     $3,713         $129,893
                                                       ==========      =========      ======         ========

Weighted average common and
  common equivalent shares
  outstanding                                             171,500                                     164,311(b)
                                                       ==========                                    ========

Earnings per common and common
  equivalent shares from continuing
  operations                                           $     0.81                                    $   0.79
                                                       ==========                                    ========




See accompanying notes to unaudited pro forma condensed consolidated statement of income.

                WHEELABRATOR TECHNOLOGIES INC. AND SUBSIDIARIES
          NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (unaudited)



a) To reflect elimination of the sales and directly allocable expenses related to the Businesses.

b) To reflect a ratable repurchase of stock over the pro forma period, with sale proceeds earning interest until used to buy back stock.

                WHEELABRATOR TECHNOLOGIES INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     (000s omitted, except per share data)
                                  (unaudited)

                                                     Disposed
                                       Historical   Businesses(a)    Adjustments    Pro Forma
                                       ----------   ------------     -----------    ---------

Revenue                                $1,451,675      $(452,134)      $     -       $999,541

Operating expenses                      1,015,269       (357,250)            -        658,019
Selling and administrative expenses       130,976        (71,120)            -         59,856
Interest expense                           60,726           (700)            -         60,026
Equity in earnings of affiliates           (4,998)            19             -         (4,979)
Other, net                                (13,735)           786        (8,250)(b)    (21,199)
                                       ----------      ---------       -------       --------
  Income before income taxes              263,437        (23,869)        8,250        247,818
Income tax provision                      101,288         (9,548)        3,300         95,040
                                       ----------      ---------       -------       --------
  Income from continuing operations    $  162,149      $ (14,321)      $ 4,950       $152,778
                                       ==========      =========       =======       ========

Weighted average common and
 common equivalent shares
 outstanding                              185,000                                     174,967(b)
                                       ==========                                    ========

Earnings per common and common
 equivalent shares from continuing
 operations                            $     0.88                                    $   0.87
                                       ==========                                    ========




See accompanying notes to unaudited pro forma condensed consolidated statement of income.

                WHEELABRATOR TECHNOLOGIES INC. AND SUBSIDIARIES
           NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (unaudited)



a) To reflect elimination of the sales and directly allocable expenses related to the Businesses.

b) To reflect a ratable repurchase of stock over the pro forma period, with sale proceeds earning interest until used to buy back stock.

(c)  Exhibits
      The exhibits filed as a part of this report are listed in the Exhibit Index hereto.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WHEELABRATOR TECHNOLOGIES INC.

                                    By: /s/ John D. Sanford
                                        -------------------------------
                                        John D. Sanford
                                        Executive Vice President

Dated:  December 16, 1996

                        WHEELABRATOR TECHNOLOGIES INC.

                                 EXHIBIT INDEX


Number and Description of Exhibit*
----------------------------------
1.   None
2.1 Amended and Restated Purchase and Sale Agreement between the registrant and United States Filter Corporation, dated as of September 14, 1996
2.2 Agreement and Amendment between the registrant and United States Filter Corporation, dated as of December 2, 1996
4.   None
16.  None
17.  None
20.  None
23.  None
24.  None
27.  None



_________________________
 * Exhibits not listed are inapplicable



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